                                                                    EXHIBIT 10.8

                       SECOND AMENDMENT TO LOAN AGREEMENT


         THIS SECOND AMENDMENT TO LOAN AGREEMENT (hereinafter called the "Second Amendment") executed as of the 29th day of December, 1995, by and between NATIONAL ENERGY GROUP, INC., a Delaware corporation (hereinafter referred to as the "Borrower") and BANK ONE, TEXAS, N.A., a national banking association (hereinafter referred to as "Bank").

                              W I T N E S S E T H:

         WHEREAS, Borrower and Bank entered into a Loan Agreement dated as of June 30, 1995 (the "Loan Agreement") under the terms of which Bank agreed to provide Borrower with a revolving loan facility in the amount of $30,000,000.00 and an advance line of credit in the amount of $3,000,000; and

         WHEREAS, as of September 20, 1995, Borrower and Bank entered into a First Amendment to Loan Agreement to make certain changes in the Loan Agreement; and

         WHEREAS, Borrower and Bank have agreed to make certain other changes to the Loan Agreement.

         NOW, THEREFORE, the parties hereby agree to amend the Loan Agreement as follows:

         1. Unless otherwise defined herein, all defined terms used herein shall have the same meaning ascribed to such terms in the Loan Agreement.

         2. Section 1 of the Loan Agreement is hereby amended in the following respects:

         (a) Subsection (j) of Section 1 is hereby deleted in its entirety and the following inserted in lieu thereof:

                 "(j) Base Rate Margin - The Base Rate Margin shall be as follows:

         Ratio of Total Bank Debt to EBIDA                  Base Rate Margin
         ---------------------------------                  ----------------
         3.0 to 1.0 or greater                                    1.00%
         From 2.99 to 1.0 to 2.5 to 1.0                            .50%
         Below 2.49 to 1.0                                         .00%

         The Base Rate Margin shall be calculated on a quarterly basis for the most recent fiscal quarter and shall become effective on the first day of the month following the first month after the end of such fiscal quarter."

         Subsection (dd) of Section 1 is hereby deleted in its entirety and the following inserted in lieu thereof:

         "(dd) Eurodollar Margin - The Eurodollar Margin shall be as follows:

         Ratio of Total Bank Debt to EBIDA                  Base Rate Margin
         ---------------------------------                  ----------------
         3.0 to 1.0 or greater                                    3.75%
         From 2.99 to 1.0 to 2.5 to 1.0                           3.25%
         Below 2.49 to 1.0                                        2.50%

         The Eurodollar Margin shall be calculated on a quarterly basis for the most recent fiscal quarter and shall become effective on the first day of the month following the first month after the end of such fiscal quarter."

         3. Section 13 of the Loan Agreement is hereby amended in the following respects:

         (a) Section 13(g)(iv) is hereby deleted in its entirety and the following inserted in lieu thereof:

                 "(iv) indebtedness incurred by Borrower to purchase equity securities issued by publicly traded oil and gas companies; provided, that such indebtedness shall not, after the Effective Date, exceed $1,000,000, and further, provided, that immediately before and after giving effect thereto no default or Event of Default shall exist; or"

         (b) Section 13(m) is hereby deleted in its entirety and the following inserted in lieu thereof:

                 "(m) Hedging Transactions. Borrower will not enter into any transaction providing for hedging, forward sale or swap of crude oil or natural gas, except that the foregoing prohibition shall not apply to contracts which meet ail of the following requirements:

                 (i) Hedging transactions involving not more than 75% of the Borrower's monthly production forecast for all of the Borrower's proved and producing oil properties pursuant to the Bank's most recent engineering evaluation or not more than 75% of the Borrower's monthly production forecast of all of the Borrower's proved and producing gas properties pursuant to the Bank's most recent engineering evaluation; and

                 (ii) Contracts with maturities of 12 months or less; and

                 (iii) Hedging contracts with "strike prices" per barrel or MCF approved in advance by Bank; and

                 (iv) Bank consents to the counterparty to the hedging contract.

         4. Section 14(k) shall be deleted in its entirety and the following new Section 14(k) inserted in lieu thereof:

                 "(k)     Borrower shall receive a margin call on indebtedness
permitted pursuant to Section 13(g)(iv) hereof and such margin call is not paid or met within ten (10) days of receipt thereof."

         5. The Borrower has requested that the Bank waive the Engineering Fee required by Section 8(d) of the Loan Agreement for 1996 and Bank has so agreed, and does hereby waive the obligation of the Borrower to pay the Engineering Fee required by Section 8(d) for the year 1996, which Engineering Fee would otherwise have been due on June 30, 1996.

         6.      Beginning December 29, 1995 the Borrowing Base shall be
$17,000,000.

         7. Beginning February 1, 1996, the Monthly Commitment Reduction shall be $256,000 per month.

         8. Exhibit "D" to the Loan Agreement shall be replaced by the Exhibit "D" attached hereto and incorporated herein by reference for all purposes. The new Exhibit "D" requires the calculation of Total Bank Debt to be made quarterly.

         9. This Second Amendment shall be effective as of the date first above written (the "Effective Date").

         10. The obligation of the Bank under this Second Amendment shall be subject to the following conditions precedent:

                 (a) Execution and Delivery. Borrower shall have executed and delivered to the Bank this Second Amendment and other required documents, all in form and substance satisfactory to the Bank;

                 (b) Resolutions. Bank shall have received appropriate certified resolutions for the Borrower;

                 (c) Other Documents. The Bank shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Bank or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Bank; and

                 (d) Legal Matters Satisfactory. All legal matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to special counsel for the Bank retained at the expense of Borrower.

         11. Except to the extent its provisions are specifically amended, modified or superseded by this Second Amendment, the representations, warranties, indemnities and affirmative and negative covenants of the Borrower contained in the Loan Agreement, as amended, are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Loan Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants.

         12. Borrower hereby represents and warrants that all factual information heretofore and contemporaneously furnished by or on behalf of Borrower to Bank for purposes of or in connection with this Second Amendment does not contain any untrue statement of a material fact or omit to state any material fact necessary to keep the statements contained herein or therein from being misleading. Each of the foregoing representations and warranties shall constitute a representation and warranty of Borrower made under the Loan Agreement, as amended, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time given. Each of the representations and warranties made under the Loan Agreement, as amended, (including those made herein) shall survive and not be waived by the execution and delivery of this Second Amendment or any investigation by Bank.

         13. WRITTEN LOAN AGREEMENT. THE LOAN AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR. SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

         IN WITNESS WHEREOF, the parties have caused this Second Amendment to Loan Agreement to be duly executed as of the date first above written.


                                        BORROWER:

                                        NATIONAL ENERGY GROUP, INC.
                                        a Delaware corporation



                                        By: /s/ Miles D. Bender
                                           ------------------------------------
                                            Miles D. Bender

                                        BANK:

                                        BANK ONE, TEXAS, N.A.,
                                        a national banking association



                                        By: /s/ Wm. Mark Cranmer
                                           ------------------------------------
                                            Wm. Mark Cranmer,
                                            Vice President

                                  EXHIBIT "D"

                           CERTIFICATE OF COMPLIANCE

         The undersigned hereby certifies that he is the _____________ of NATIONAL ENERGY GROUP, INC., a Delaware corporation (the "Company"), and that as such he is authorized to execute this Certificate of Compliance on behalf of the Company. With reference to that certain Loan Agreement, dated as of June 30, 1995 (as same may be amended, modified, increased, supplemented and/or restated from time to time, the "Agreement") entered into between Company and BANK ONE, TEXAS, N.A., a national banking association ("Bank"), the undersigned further certifies, represents and warrants on behalf of the Company that all of the following statements are true and correct (each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified):

         (a) The Company has fulfilled in all material respects its obligations under the Note and Security Instruments, including the Loan Agreement, and all representations and warranties made herein and therein continue (except to the extent they relate solely to an earlier date) to be true and correct in all material respects [if the representations and warranties are not true and correct, the party signing this certificate shall except from the foregoing statement the matters for which such representations and warranties are no longer true specifying the nature of any such change.]

         (b) No Event of Default has occurred under the Security Instruments, including the Loan Agreement [if an Event of Default has occurred, the party certifying hereto shall specify the facts constituting the Event of Default and the nature and status thereof].

         (c) To the extent requested from time to time by the Bank, the certifying party shall specifically affirm compliance of the Company in all material respects with any of its representations and warranties (except to the extent they relate solely to an earlier date) or obligations under said instruments.

         (d)     Financial Computations (provide calculation):

                 (i)      Ratio;

                (ii)      Debt Service Ratio;

               (iii)      Total Liabilities to Total Equities; and

                (iv)      Total Bank Debt.

         EXECUTED, DELIVERED AND CERTIFIED TO this___ day of __________, 19___.



                                        NATIONAL ENERGY GROUP, INC.



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------